UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 53,415,914 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 23, 2023, representing approximately 91% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Linda Baddour	49,256,952	830,204	25,369	3,303,389
Udit Batra, Ph.D.	49,715,300	368,777	28,448	3,303,389
Dan Brennan	49,715,950	370,394	26,181	3,303,389
Richard Fearon	49,042,841	1,043,293	26,391	3,303,389
Pearl. S. Huang, Ph.D.	47,642,230	2,444,768	25,527	3,303,389
Wei Jiang	49,692,305	393,850	26,370	3,303,389
Christopher A. Kuebler	45,211,042	4,875,516	25,967	3,303,389
Flemming Ornskov, M.D., M.P.H.	42,114,854	7,969,178	28,493	3,303,389
Mark Vergnano	48,918,978	1,166,372	27,175	3,303,389

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s Board of Directors (the “Board”).

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	For	Against	Abstain	Broker Non-Votes
	50,283,984	3,090,019	41,911	—

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved.

PROPOSAL 3. NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	For	Against	Abstain	Broker Non-Votes
	40,067,042	9,992,489	52,994	3,303,389

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

PROPOSAL 4. NON-BINDING VOTE ON FREQUENCY OF NAMED EXECUTIVE OFFICER COMPENSATION VOTES COMPENSATION	1 Yr	2 Yr	3 Yr	Abstain	Broker Non-Votes
	49,531,305	6,993	548,967	25,260	3,303,389

The Board reviewed and considered the results of the vote on the non-binding advisory resolution regarding the frequency of named executive officer compensation votes as well as general market practices and determined that the Company will include an advisory vote on named executive officer compensation in the Company’s proxy materials once every year until such time as another advisory vote on the frequency of such named executive officer compensation votes is held.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Keeley A. Aleman
Name:	Keeley A. Aleman
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 24, 2023

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